                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Electroscope, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                ELECTROSCOPE, INC.

                               4828 Sterling Drive
                                Boulder, CO 80301

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held August 15, 1997

To Our Shareholders:

     The Annual Meeting of Shareholders of Electroscope, Inc., a Colorado corporation (the "Company"), will be held at 10:00 a.m., Mountain Time, on August 15, 1997, at the offices of Chrisman Bynum & Johnson, 1900 Fifteenth Street, Boulder, Colorado, 80302, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

          1.   To elect eight (8) Directors;

          2. To approve the adoption of the 1997 Stock Option Plan which authorizes options to purchase 800,000 shares;

          3. To ratify the appointment of Arthur Andersen LLP as the Independent Public Accountants for the Company;

          4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on July 3, 1997, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS





                                            Patrick F. Crane, President, CEO

July 15, 1997


     PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR
     FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                               ELECTROSCOPE, INC.

                              4828 Sterling Drive
                               Boulder, CO 80301


                                PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held August 15, 1997


                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Electroscope, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. Mountain Standard Time, on August 15, 1997, at the offices of Chrisman Bynum & Johnson, 1900 Fifteenth Street, Boulder, CO 80302, and at any and all adjournments of such meeting.

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted for each of the nominees for director indicated herein and for the proposal to adopt the Company's 1997 Stock Option Plan. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Proxy Notice will be mailed to the Company's shareholders on or about July 15, 1997.

     SHAREHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

     The costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Proxy Notice and Proxy Card, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

OUTSTANDING CAPITAL STOCK

     The record date for shareholders entitled to vote at the Annual Meeting is July 3, 1997. At the close of business on that day, there were 5,352,507 shares of no par value Common Stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting.

                               QUORUM AND VOTING

     The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of Common Stock of the Company which are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. If a quorum is present, directors will be elected by a plurality of the votes present in person or by proxy. Approval of Proposal 2, the adoption of the Company's 1997 Option Plan, requires an affirmative vote of at least a majority of the quorum. The aggregate number of votes cast by all shareholders present in person or by proxy will be used to determine whether a proposal will carry. Thus, in the case of the election of directors, an abstention from voting has no effect on the item on which the shareholder abstained from voting. In addition, broker "non-votes" will be counted for purposes of attaining a quorum.

                       ACTION TO BE TAKEN AT THE MEETING

     The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the eight nominees named herein for the office of director, (ii) FOR adoption of the 1997 Stock Option Plan, (iii) FOR approval of the appointment of Arthur Andersen LLP and
(iv) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

     Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter of business.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

     The following table sets forth as of June 30, 1997, the number of shares of the Company's Common Stock owned by any person who is known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, by all individual Directors, by all Named Executive Officers and by all Officers and Directors as a group:

                                                                SHARES
                                                             BENEFICIALLY
BENEFICIAL OWNER(2)                                            OWNED(1)
-------------------                                          ------------
   Patrick F. Crane (3)                                           22,222
   Roger C. Odell (4)                                            948,205
   David W. Newton (5)                                           312,983
   David Auth, Ph.D.                                              56,668
   Donald R. Temple, M.D. (6)                                     30,940
   Joe W. Tippett, M.D. (7)                                      125,266
   Robert D. Tucker, M.D., Ph.D. (8)                             197,856
   C. Randle Voyles, M.D. (9)                                    227,070

All executive officers and directors as a
  group (9 Persons) (10)                                       1,936,215
OTHER SHAREHOLDERS HOLDING 5% OR MORE:
   Invesco Trust Company (11)                                    779,000

(1) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of June 30, 1997, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by the group. Unless otherwise indicated, each person named or included in the group has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder's name.

(2) The address of each director and officer of the Company is 4828 Sterling Drive, Boulder, CO 80301.

(3) Represents 22,222 shares issued pursuant to the Employment Agreement between the Company and Mr. Crane.

(4) Includes 2,200 shares issuable pursuant to currently exercisable options and 9,996 shares owned by Mr. Odell's children, for which he disclaims beneficial ownership.

(5)  Includes 2,000 shares issuable pursuant to currently exercisable options.

(6)  Includes 30,940 shares issuable pursuant to currently exercisable options.

(7) Includes 7,740 shares issuable pursuant to currently exercisable options and 8,334 shares issuable pursuant to currently exercisable warrants.

(8)  Includes 28,940 shares issuable pursuant to currently exercisable options.

(9) Includes 28,940 shares issuable pursuant to currently exercisable options and 2,500 shares issuable pursuant to currently exercisable warrants.

(10) Includes 114,760 shares issuable pursuant to currently exercisable options, and 10,834 shares issuable pursuant to currently exercisable warrants.

(11) The address of Invesco Trust Company is 7800 E. Union Avenue, Denver, CO 80237.

                           ELECTION OF DIRECTORS
                              (Proxy Item #1)

     The Company's Board of Directors has nominated the eight persons listed below for election as directors for the ensuing year, each to hold office until the 1998 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their death, resignation or removal. Each of the nominees is a member of the present Board of Directors of the Company. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or such shareholder may withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but not marked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. There are no family relationships among these nominees.

     THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR EACH NOMINEE
FOR THE BOARD OF DIRECTORS.

     The following table sets forth the directors of the Company, their ages as of March 31, 1997, all positions and offices held with the Company and the period from which served:

           Name                     Age             Position
           ----                     ---             --------
Patrick F. Crane                     50   Chief Executive Officer, President
                                          and Director
David W. Newton                      50   Vice President, Research and
                                          Development and Director
Roger C. Odell                       46   Chairman of the Board of Directors
David Auth                           56   Director
Donald R. Temple, M.D.(1)(2)         56   Director
Joe W. Tippett, M.D.(1)(2)           59   Director
Robert D. Tucker, Ph.D. M.D.(1)(2)   50   Director
C. Randle Voyles, M.D.(2)            47   Director

(1)  Member of the Audit Committee
(2)  Member of the Compensation Committee

     All directors hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Executive officers of the Company are appointed by, and serve at the discretion of, the Board of Directors and are elected annually. The Board of Directors has an Audit Committee and a Compensation Committee. There is no family relationship between any director of the Company and any other director or officer of the Company.

PATRICK F. CRANE has over 20 years of diversified experience in the medical device business with specific executive responsibility for research and development, marketing, strategic planning, and the office of the Chief Executive. From 1992 to 1997 he was with Ohmeda Medical Systems, a division of British Oxygen Corporation (London and NY Stock Exchanges), as the Vice President of Research and Development and Project Director for Mergers and Acquisitions. From 1987 to 1991 he was the Chairman, President and Chief Executive Officer of Cybermedic, Inc. In addition, Mr. Crane has held executive positions with Valleylab, the electrosurgical division of Pfizer, Inc. (NYSE), and Physio Control Corporation. Mr. Crane has earned an MSE from the University of Michigan and an MBA from the University of Puget Sound. He serves on the Board of Directors of Staodyn, Inc., a NASDAQ listed company.
He completed the Stanford Executive Program in March 1997.

DAVID W. NEWTON, a co-founder of the Company, has been Vice President and a Director of the Company since its inception in 1991. From 1989 until 1991, Mr. Newton was President of Newton Associates, Inc., a contract engineering firm. From 1985 to 1989, Mr. Newton was President of Tienet, Inc., a developer of integrated computer systems. Mr. Newton has an additional 14 years of experience as an electrical engineer designing electrosurgical generators and related accessories. Mr. Newton holds nine patents in the field of medical electronic equipment and holds a bachelors degree in electrical engineering from the University of Colorado.

ROGER C. ODELL, a co-founder of the Company and Chairman of the Board, has been a Director of the Company since its inception in 1991. From 1976 until 1991, Mr. Odell was employed at Valleylab in a variety of increasingly responsible engineering capacities, primarily involving electrosurgical products. Mr. Odell holds an associate of applied science degree in electrical engineering from Alfred State University.

DAVID C. AUTH has been a Director of the Company since October, 1996.   Dr.
Auth received his bachelors degree in physics from the Catholic University of America in 1962 and his doctorate in physics from Georgetown University in 1969. He founded and served as Chief Executive Officer of Heart Technology, Inc. from 1988 through 1995 when the company was merged with Boston Scientific Corporation. He currently serves as an Affiliate Professor of Bioengineering at the University of Washington, and serves as a member of the Board of Directors of a number of enterprises.

DR. DONALD R. TEMPLE has been a Director of the Company since April 1993. Dr. Temple has been on the faculty of the University of Colorado School of Medicine since 1975. He currently has a joint appointment in the Department of Cellular and Structural Biology and in the Department of Transplant Surgery. Dr. Temple has received numerous teaching awards, and has been elected to the Society of Clinical Anatomists. Dr. Temple received his medical degree from Wayne State University.

DR. JOE W. TIPPETT has been a Director of the Company since July 1991. Dr. Tippett has been the President of Southeast Orthopedic Clinic, P.A. in San Antonio, Texas since 1972. Dr. Tippett is President of the Arthroscopy Association of North America. Dr. Tippett is also the President of Dale Energy Corporation, and is the Chairman of D.O.C. Tunisia, both oil companies. Dr. Tippett received both a bachelors degree in zoology and a medical degree from the University of North Carolina at Chapel Hill.

DR. ROBERT D. TUCKER has been a Director of the Company since February 1991. From 1983 to present, Dr. Tucker has been an Associate Professor of Clinical Pathology at the University of Iowa Hospitals and Clinics, Iowa City, Iowa. Dr. Tucker received a bachelors degree in mathematics and physics from the University of Nebraska, a doctorate degree in biophysics from the University of Minnesota and a medical degree from the University of Nebraska.

DR. C. RANDLE VOYLES has been a Director of the Company since July 1995. Dr. Voyles has practiced surgery in Jackson, Mississippi, since 1981 where he is also Associate Clinical Professor of Surgery at the University of Mississippi School of Medicine. His numerous academic publications include works on the practical aspects of laparoscopic surgery, electrosurgery, and management of complications. Dr. Voyles received a masters degree from the University of Louisville and a medical degree from the University of Mississippi.

     During the fiscal year ended March 31, 1997, there were twelve meetings of the Board of Directors. All directors attended at least 75% of the meetings of the Board and committees of the Board on which they were members.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended March 31, 1997 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended March 31, 1997, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements except as follows:

     Mr. James Cartwright, Vice President of Operations, filed a late Form 5 in May 1997 with respect to the purchase of 1,200 shares.

     Mr. Newton filed a late Form 5 in May 1997 with respect to the purchase of 1,000 shares.

     Mr. C. Robert Payne, formerly the Vice President of Regulatory Affairs, filed a late Form 5 in May 1997 with respect to the purchase of 8,550 shares and the sale of 2,400 shares by a non-controlled trust of which he is a partial beneficiary.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table sets forth certain information regarding compensation earned or awarded to the Chairman of the Board of Directors (the "Named Executive Officer") during the Company's last three fiscal years ended March 31, 1995, 1996 and 1997. No other executive officer of the Company received total salary and bonus compensation in excess of $100,000 for the fiscal year ended March 31, 1997.

                            SUMMARY COMPENSATION TABLE

                                                                                 Long Term
                                 Annual Compensation                        Compensation Awards
                                ---------------------                      ----------------------
Name and                                                  Other Annual      Securities Underlying
Principal Position     Year     Salary ($)   Bonus($)   Compensation ($)   Options/# of Shares(2)
------------------     ----     ----------   --------   ----------------   ----------------------
Patrick F. Crane       1997         N/A        N/A            N/A                   N/A(1)
President/CEO          1996         N/A        N/A            N/A                   N/A
                       1995         N/A        N/A            N/A                   N/A

Roger C. Odell         1997       83,883       N/A            N/A                   ---
Chairman of Board      1996       77,562       N/A            N/A                  2,200(3)
                       1995       70,231       N/A            N/A                   ---

(1) Mr. Crane became employed by the Company on May 5, 1997 as President and Chief Executive Officer at an annual salary of $150,000.

(2) Number of shares of Common Stock subject to options granted during the year indicated.

(3) Mr. Odell's options were granted in February 1996 at $6.00 per share and are fully vested.

COMPENSATION OF DIRECTORS

     Outside directors, with the exception of Director Auth, who received no compensation, are currently paid $10,000 per year for attending meetings. Directors are also reimbursed for their out-of-pocket expenses for attending Board meetings.

STOCK OPTIONS

     On February 14, 1991, the Board of Directors and the shareholders of the Company adopted a stock option plan (the "Plan") providing for grants of stock options, stock appreciation rights and/or supplemental bonuses to employees and directors of the Company who are also employees. The Plan permits the granting of incentive stock options meeting the requirements of Section 422A of the Internal Revenue Code of 1986, as amended, and also nonqualified stock options which do not meet the requirements of Section 422A. As amended by the Board of Directors and approved by the shareholders, the Company has reserved 1,150,000 shares of its Common Stock for issuance upon exercise of options granted under the Plan. The Plan is administered by the Compensation Committee of the Board of Directors.

     As of June 30, 1997, options to purchase an aggregate of 1,150,000 shares of Common Stock (net of options canceled) had been granted pursuant to the
Plan and 180,562 options had been exercised.   As of June 30, 1997, the market
value of all shares of Common Stock subject to outstanding options was $2,587,500 (based upon the closing bid price as reported on the NASDAQ System on such date).

OPTIONS GRANTED

     There were no options granted to the Named Executive Officer during the Company's last fiscal year ended March 31, 1997.

     The following table sets forth certain information regarding the number and value of exercisable and unexercisable options to purchase shares of Common Stock held as of the end of the Company's 1997 fiscal year by the Named Executive Officer:

                                 AGGREGATED 1997
                           FISCAL YEAR END OPTION VALUES

                                              Number of Shares            Value of Unexercised
                    Shares                 Underlying Unexercised         in-the-Money Options
                   Acquired     Value   Options at March 31, 1997 (#)   at March 31, 1997(1) ($)
                 on Exercise  Realized  -----------------------------  --------------------------
Name                  (#)        ($)     Exercisable   Unexercisable   Exercisable  Unexercisable
----             -----------  --------   -----------   -------------   -----------  -------------
Roger C. Odell                                 2,200                          (1)


(1)  The exercise price of the options exceeds their fair market value.

                  ADOPTION OF THE 1997 STOCK OPTION PLAN
                            (PROXY ITEM # 2)

     On July 1, 1997, the Board of Directors adopted, subject to shareholder approval, the Electroscope 1997 Stock Option Plan (the "Plan"). The number of common shares available for issuance under the Plan is 800,000 shares, subject to adjustment for dividend, stock split or other relevant changes in the Company's capitalization. The 1997 Plan, as adopted, is set forth as Exhibit A to this Proxy Statement.

     The Board of Directors believes that the Plan will be of material benefit to the Company by assisting the Company and its subsidiaries in attracting, retaining and motivating key employees of proven ability. The Board of Directors also believes that the best interests of the Company and its shareholders require that the Company continue to be in a position to offer options to present and prospective key personnel and expand its ability to offer options to present and prospective consultants and to present and prospective directors who are not employees of the Company or any subsidiary of the Company.

     The purpose of the Plan is to promote the interests of the Company and its shareholders by helping the Company and its subsidiaries attract, retain, and motivate key employees and consultants, including officers and directors who are employees or consultants to the Company or any of its subsidiaries, and nonemployee directors of the Company.

     As of July 1, 1997, options to purchase an aggregate of 287,162 shares of Common Stock had been granted pursuant to the Plan to the Company's President pursuant to his employment agreement and no options had been exercised. As of June 30, 1997, the market value of all shares of Common Stock subject to outstanding options was $646,115 (based upon the closing bid price as reported on the NASDAQ System on such date.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION
OF THE PLAN WHICH PROVIDES FOR THE GRANT OF UP TO 800,000 OPTIONS.

     The adoption of the 1997 Plan will be approved if the number of votes cast favoring the action exceed the number of votes cast opposing the action. Unless otherwise specified, proxies solicited by the Board of Directors will be voted FOR the adoption of the Plan. The following description of the Plan, as amended, is qualified in its entirety by reference to the Plan included herewith as Exhibit A.

SUMMARY OF THE PLAN

     1997 STOCK OPTION PLAN

     The Company's 1997 Stock Option Plan (the "1997 Plan") was adopted by the Board of Directors on July 1, 1997 with options available to purchase 800,000 shares of the Company's common stock. The 1997 Plan permits the grant of ISO's and NSO's at the discretion of the Compensation Committee, however, the exercise price of any ISO or NSO granted under the 1997 Plan must be at least 100% of the fair market value on the date of grant. The Compensation Committee determines the terms and conditions of options granted under the 1997 Plan, including the exercise price. Qualifying participants include employees, directors or consultants to the Company. Unless otherwise specified in the option agreement, stock options will be exercisable 20% per year over a five year period. The Compensation Committee may allow a participant to deliver a promissory note to the Company as full or partial payment for the exercise of a stock option or may arrange or guarantee loans to a participant by a third party.

     If a participant terminates his employment without cause, any stock option remains exercisable for three months. If a participant terminates employment because of a disability, he is allowed to exercise his options for a period of twelve months after termination. If a participant dies while employed by the Company, the stock options may be exercised by his estate or representative for a period of one year, to the extent they were vested on the date of death. If a participant's employment is terminated for "cause" as defined in the 1997 Plan, the stock options will terminate immediately.

     Stock options are not assignable or transferable by a participant, other than by will or the laws of descent or distribution, unless the Compensation Committee, in its sole discretion, permits the assignment or transfer of an NSO and the exercise thereof by a person other than a participant.

     In the event of a Corporate Transaction as defined in the 1997 Plan, which includes a merger, consolidation or acquisition, a share exchange in which 95% or more of the outstanding capital stock of the Company is exchanged for capital stock of another corporation or the sale, transfer or other disposition of all or substantially all of the Company's assets, all stock options shall automatically be accelerated so that the stock options will become exercisable as to those shares which could be purchased twelve months after the date of consummation of the Corporate Transaction.

FEDERAL INCOME TAX CONSEQUENCES

     INCENTIVE STOCK OPTIONS. A participant will not realize taxable income upon the grant of an incentive stock option under the 1997 Plan. In addition, a participant will not realize taxable income upon the exercise of an incentive stock option if the optionee holds the shares acquired until at least one year after exercise and, if later, until two years after the date of grant of option. The amount by which the fair market value of the shares exceeds the option price at the time of exercise generally is an item of tax preference for purposes of the alternative minimum tax. If an optionee acquires stock through the exercise of an incentive stock option under the Plan and subsequently sells the stock after holding the stock for the period described above, the gain, which is the difference between the sale price of the stock and the option exercise price, will be taxed as capital gain. The gain will not be treated as ordinary income except when the holding period requirements discussed above are not satisfied.

     An incentive stock option does not entitle the Company to an income tax deduction except to the extent that an optionee realizes ordinary income therefrom.

     NONSTATUTORY OPTIONS. An optionee generally will not realize taxable income upon the grant of a nonstatutory stock option. When an optionee exercises a nonstatutory stock option, the optionee will realize taxable ordinary income at that time equal to the difference between the option price and the fair market value of the stock on the date of exercise.

      An optionee will generally have a basis in stock acquired through the exercise of a nonstatutory stock option under the 1997 Plan equal to the fair market value of the stock on the date of exercise. If the optionee subsequently sells the stock, the gain, which is the difference between the sale price and the basis, will be taxed as capital gain.

     Any ordinary income realized by an optionee upon exercise of a nonstatutory stock option will be allowable to the Company as a deduction at the time it is realized by the optionee.

     Participants in the Plan should consult their own tax advisors to determine the specific tax consequences of the Plan for them.

                  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
                               (PROXY ITEM # 3)

     The Board of Directors has appointed the firm of Arthur Andersen LLP to act as independent accountants for the Company for the fiscal year ending March 31, 1998. This appointment will be submitted to the Company's shareholders for ratification. This firm has audited the financial statements of the company for the fiscal year ended March 31, 1997 and for prior years, and has advised the Company that neither the firm nor any of its partners has any direct or indirect material financial interests in the Company, nor have they had any connections during the past three years with the Company, in any capacity other than that of independent accountants and auditors. Arthur Andersen LLP will have representatives at the 1997 Annual Meeting who will have an opportunity to make a statement and will be available to respond to appropriate questions.

     In the event the shareholders do not ratify the appointment of Arthur Andersen LLP, the selection of other independent auditors will be considered by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                              OTHER MATTERS

     Management of the Company knows of no other matter which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

     Shareholder proposals intended for presentation at the Company's 1998 Annual Meeting of Shareholders must be received by the Company at its principal offices in Boulder, Colorado, not later than June 30, 1998.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Annual Report of the Company for the fiscal year ended March 31, 1997, including audited Financial Statements for the year then ended, was mailed to Shareholders on or about July 15, 1997, and is not incorporated into these proxy materials.

     IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. IN THE EVENT YOU ARE ABLE TO ATTEND, WE WILL, IF YOU REQUEST, CANCEL THE PROXY.

                                   SIGNATURE

By Order of the Board of Directors

     /s/  PATRICK F. CRANE
----------------------------------
Patrick F. Crane, President

Boulder, Colorado
July 15, 1997

                             ELECTROSCOPE, INC.

                           1997 STOCK OPTION PLAN

I.   PURPOSE

     The ELECTROSCOPE, INC. 1997 STOCK OPTION PLAN ("PLAN") provides for the grant of Stock Options to employees, directors and consultants of Electroscope, Inc. (the "COMPANY"), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "CODE")), as the Board of Directors of the Company (the "BOARD") shall from time to time designate ("PARTICIPATING SUBSIDIARIES") in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of key personnel.

II.  INCENTIVE STOCK OPTIONS AND NON-INCENTIVE STOCK OPTIONS

     The Stock Options granted under the Plan may be either:

          a) Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or

          b) Nonstatutory Stock Options ("NSOs") which are intended to be options that do not qualify as "Incentive Stock Options" under Section 422 of the Code.

All Stock Options shall be ISOs only to the extent specified in the Option Agreement. Subject to the other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such, and the exercise of one does not affect the exercise of the other.

     Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs.

III. ADMINISTRATION

     The Plan shall be administered by the Board, or by a committee composed solely of two or more directors ("COMMITTEE") each of whom is a Non-Employee Director. The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Options granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Board shall have the power to reprice and accelerate the vesting of Stock Options. The Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of the Committee, and to any special committee appointed by the Board to administer particular aspects of this Plan.

     All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. Rule 16b-3 under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") provides that the grant of a stock option to a director or officer of a company will be exempt from the provisions of Section 16(b) of the Exchange Act if the conditions set forth in that Rule are satisfied. Unless otherwise specified by the Committee, grants of Stock Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of that Rule.

IV.  DEFINITIONS

     4.1. "STOCK OPTION." A Stock Option is the right granted under the Plan to an Employee, director, or consultant to purchase, at such time or times and at such price or prices ("OPTION PRICE") as are determined by the Committee, the number of shares of Common Stock determined by the Committee.

     4.2. "COMMON STOCK." A share of Common Stock means a share of authorized common stock of the Company.

     4.3. "FAIR MARKET VALUE." If the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers, Inc. through NASDAQ (its automated system for reporting quotes), for the date in question, or, if the Common Stock is listed on the NASDAQ National System or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question. If the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined in good faith by the Committee after such consultations with outside legal, accounting and other experts as the Committee may deem advisable, and the Committee may maintain a written record of its method of determining such value.

     4.4. "EMPLOYEE." An Employee is an employee of the Company or any Participating Subsidiary.

     4.5. "PARTICIPANT." A Participant is an Employee, director or consultant to whom a Stock Option is granted.

     4.6. "NON-EMPLOYEE DIRECTOR." A Non-Employee Director is a person who satisfies the definition of a "non-employee director" set forth in Rule 16b-3 under the Exchange Act or any successor rule or regulation, as it may be amended from time to time.

     4.7. "CORPORATE TRANSACTION." A Corporate Transaction shall mean one or more of the following transactions unless persons who were holders of outstanding voting capital stock of the Company which was outstanding immediately prior to such transaction are immediately after such transaction holders of 51% or more of the outstanding voting capital stock of the surviving or acquiring entity (or equivalent equity interest if the entity is not a corporation): (i) a merger, consolidation or acquisition, (ii) a share exchange (with or without a stockholder vote) in which 95% or more of the outstanding capital stock of the Company is exchanged for capital stock of another corporation; or (iii) the sale, transfer or other disposition of all or substantially all of the Company's assets.

     4.8. "SECURITIES ACT." Securities Act shall mean the Securities Act of 1933, as amended.

     4.9. "CHANGE IN CONTROL." Change in Control shall mean any of the following events occurring after the Effective Date of the Company's Registration Statement filed with the Securities Exchange Commission for its Initial Public Offering.

           A. If any one Person (as defined below), after the date of the Company's Initial Public Offering, in a single transaction or in a series of transactions shall purchase or otherwise acquire or become the beneficial owner of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities (including any voting securities issuable upon conversion of convertible securities of the Company held by such Person).

           B. If at any annual or special meeting of Company stockholders following a contested election the Board of Directors of the Company shall cease to be an Authorized Board. For purposes of this paragraph, a "CONTESTED ELECTION" shall mean (i) an election contest subject to Rule 14a-11 under the Exchange Act or (ii) an election which would have been subject to Rule 14a-11 if at the time of such election the Company had securities registered pursuant to Section 12 of the Exchange Act.

           C. If a change of control of the Company (i) required to be reported in accordance with Item 6 of Schedule 14A under the Exchange Act, or
(ii) which would be required to be reported in accordance with Item 6 of
Schedule 14A if at the time of such election the Company had securities registered pursuant to Section 12 of the Exchange Act, has otherwise occurred, unless a Constitutional Majority of an Authorized Board approves the change of control and specifically waives the application of this section.

               For purposes of this Section 4.9 "PERSON" shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act, as in effect on the date thereof, and shall include, without limitation, any "AFFILIATE" or "ASSOCIATE" of such Person (as those terms are used in Rule 12b-2 under the Exchange Act); provided, however, that the term "Person" shall not include the Company or any trustee or other fiduciary holding securities under any employee benefit plan of the Company. For purposes of this Section 4.9, (i) beneficial ownership shall be computed in accordance with Rule 13d-3 under the Exchange Act; and (ii) "AUTHORIZED BOARD" shall mean a Board of Directors of the Company of which a number of directors equal to a majority of the authorized number of directors constituting the entire Board, including vacancies (a "CONSTITUTIONAL MAJORITY"), were either members of the Board of Directors on the date of the Company's Initial Public Offering or were nominated or elected a director by a Constitutional Majority at the date of nomination or election of an Authorized Board.

     4.10. "INITIAL PUBLIC OFFERING". "Initial Public Offering" shall mean the Company's first offering of securities to the public which is registered pursuant to the Securities Act.

V.   ELIGIBILITY AND PARTICIPATION

     Grants of ISOs may be made to Employees of the Company or any Participating Subsidiary. Grants of NSOs may be made to Employees or directors of, or consultants to, the Company or any Participating Subsidiary. Any director of the Company or of a Participating Subsidiary who is also an Employee shall also be eligible to receive ISOs. The Board or Committee shall from time to time determine the Participants to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Participant, and the Option Price of such Stock Options, all as provided in this Plan. The Option Price of any ISO or NSO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISOs are granted, and such ISO shall not be exercisable after five years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement ("OPTION AGREEMENT") containing such terms and provisions as the Committee may determine, subject to the provisions of this Plan.

VI.  SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     6.1. MAXIMUM NUMBER. The maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 800,000 authorized shares. To the extent the aggregate Fair Market Value (determined as of the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by an individual in a particular calendar year exceeds $100,000, such excess Stock Options shall be treated as NSOs. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

     6.2. CAPITAL CHANGES. In the event any changes are made to the shares of Common Stock (whether by reason of reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in:
(i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the Option Price of said shares; and (ii) the aggregate number of shares which may be made subject to Stock Options in the future.
If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

VII. EXERCISE OF STOCK OPTIONS

     7.1. TIME OF EXERCISE. Subject to the provisions of the Plan, the Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Option. Unless otherwise specified in an Option Agreement, a Stock Option shall become exercisable (i) with respect to 20% of the shares subject thereto on the anniversary of the date of grant, and (ii) with respect to 1/48th of the remaining shares subject thereto at the end of each month after the first anniversary of the date of grant, (so that all Stock Options are fully vested five (5) years after the date of grant) subject to continued employment with the Company or a Participating Subsidiary and Section 7.4 hereof. A Stock Option shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted. The Committee may accelerate the vesting of any Participant's Stock Option by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the Option Agreement to reflect the new vesting schedule. The acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option.

     7.2. EXCHANGE OF OUTSTANDING STOCK. The Committee, in its sole discretion, may permit a Participant to (i) surrender to the Company whole shares of Common Stock previously acquired by the Participant and/or (ii) request that the Company withhold whole shares of Common Stock issuable upon exercise of the Stock Option, as part or full payment for the exercise of a Stock Option. Such surrendered or withheld shares shall be valued at their Fair Market Value on the date of exercise. Shares credited to a Participant shall again be available for grant under the Plan.

     7.3. USE OF PROMISSORY NOTE; EXERCISE LOANS. The Committee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his promissory note as full or partial payment for the exercise of a Stock Option. The Committee, in its sole discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Stock Options, or authorize the Company to arrange or guarantee loans to a Participant by a third party. Any loan by the Company or acceptance of a promissory note shall be made in accordance with the corporate law of the Company's state of incorporation.

     7.4. TERMINATION OF EMPLOYMENT BEFORE EXERCISE. If the employment of a Participant who was an employee of the Company or a Participating Subsidiary when the Stock Option was granted shall terminate for any reason other than the Participant's death or disability, any Stock Option granted to the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of the Participant's employment for a period of three (3) months (but not later than the specified expiration date). If the Participant's employment is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option granted to the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of twelve (12) months (but not later than the specified expiration date). If the Participant dies while employed by the Company or a Participating Subsidiary, or during the three-month or twelve-month periods referred to above, his Stock Options may be exercised by the Participant's estate, duly appointed representative or beneficiary who acquires the Stock Options by will or by the laws of descent and distribution, to the extent that they were exercisable on the date of cessation of his employment, but no further installments of the Participant's Stock Options will become exercisable and each of the Participant's Stock Options shall terminate on the first anniversary of the date of the Participant's death (but not later than the specified expiration dates). If a Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

     Notwithstanding the foregoing provisions of this Section 7.4, but subject to the other provisions of this Plan, the Option Agreement may specify longer periods for exercise of a NSO or ISO (unless to do so in the case of an ISO would cause the ISO not to qualify as an incentive stock option pursuant to Section 422 of the Code) after any such an event.

     Upon action of the Committee in its sole discretion, except as provided in a written employment or consulting agreement of the Company or a Participating Subsidiary with the Participant, which is referenced in the Option Agreement, any Stock Option shall terminate immediately, and may not be exercised: (i) if prior to the date of exercise, Participant is terminated for cause as an Employee of the Company or its Participating Subsidiary, or if not an Employee, for cause as a director or consultant for the Company or its Participating Subsidiary; or (ii) if subsequent to a Participant's termination and prior to the expiration of the term of the Stock Option conditions arise or are discovered with respect to a Participant that would have constituted cause for termination. "CAUSE" shall have the meaning given to it in the Participant's written employment, consultant or director agreement with the Company or Participating Subsidiary. If no such written agreement exists, "cause" shall mean (i) dishonesty which is not the result of an inadvertent or innocent mistake with respect to the Company or any of its subsidiaries; (ii) willful misfeasance or nonfeasance of duty intended to injure or having the effect of injuring in some material fashion the reputation, business or business relationships of the Company or any of its subsidiaries or any of their respective officers, directors or employees;
(iii) conviction upon a charge of any crime involving moral turpitude or a crime other than a vehicle offense which could reflect in some material fashion unfavorably upon the Company or any of its subsidiaries; or (iv) willful or prolonged absence from work by the Participant (other than by reason of disability due to physical or mental illness) or failure, neglect or refusal by the Participant to perform his duties and responsibilities without the same being corrected upon twenty (20) days prior written notice. In addition, unless specifically provided otherwise in reference to this Plan in a written employment, consultant or director agreement with the Company or Participating Subsidiary, "cause" for purposes of this Section 7.4 shall exist (and termination of the Stock Option may occur even if not so provided in the written employment, consultant or director agreement with the Company or Participating Subsidiary) if the Participant materially breaches any provision of an agreement with the Company or any of its subsidiaries with respect to obligations regarding non-competition, confidentiality, non-solicitation of customers, and non-hire of customers and employees of the Company or a Subsidiary, or if the Participant commits a material breach of any other obligation to the Company or any of its subsidiaries under conditions where the existence of this risk of termination of the Stock Option would not constitute a substantial risk of forfeiture under Section 83 of the Code if Section 83 of the Code would apply in respect of such Stock Options in such circumstance and require such Stock Option to be treated as taxable income to the Participant prior to exercise or transfer of the Stock Option.

     7.5. DISPOSITION OF FORFEITED STOCK OPTIONS. Any shares of Common Stock subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant, but may be made subject to Stock Options granted to other Participants.

     7.6. CONDITIONS OF EXERCISE. Notice of exercise shall be in the form attached to the Option Agreement and shall, in the discretion of the Company, contain a representation, in the form provided by the Company, that the shares are being purchased for investment only and not for resale or distribution, and such other representations and agreements as the Company may reasonably require.

VIII. NO CONTRACT OF EMPLOYMENT

      Nothing in this Plan shall confer upon the Participant the right to continue as an employee, consultant or director of the Company or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause. Nothing in this
Article VIII shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

IX.  NO RIGHTS AS A STOCKHOLDER

     A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in
Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option. The Committee, the Board and the Company have no continuing duty to provide a Participant with information concerning the Company.

X.   ASSIGNABILITY

     No Stock Option granted under this Plan, nor any other rights acquired by Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution. Notwithstanding the preceding sentence, the Committee, in its sole discretion, may permit the assignment or transfer of an NSO and the exercise thereof by a person other than a Participant, on such terms and conditions as the Committee in its sole discretion may determine. Any such terms shall be set forth in the Option Agreement. In the event of a Participant's death, the Stock Option may be exercised by the personal representative of the Participant's estate or by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution. The terms of any rights under this Plan in the hands of a transferee or assignee shall be determined as if held by the Participant and shall be of no greater extent or term than if the transfer or assignment had not taken place.

XI.  CORPORATE TRANSACTIONS AND CHANGES IN CONTROL

     11.1. At least ten (10) days prior to the consummation of a Corporate Transaction, the Company shall give Participants written notice of the proposed Corporate Transaction. The vesting schedules of all Stock Options shall automatically be accelerated so that the Stock Options shall become exercisable as to those shares which could be purchased under those vesting schedules 12 months after the date of consummation of the Corporation Transaction. In addition, at the sole discretion of the Committee, the vesting schedule of some or all other Stock Options may be accelerated so that all or any portion of Stock Options outstanding under the Plan immediately prior to the consummation of the Corporate Transaction shall, for all purposes under this Plan, become exercisable as of such time. If a Corporate Transaction is to occur, in lieu of allowing a Participant to exercise the Participant's Stock Options, the Board may, in its sole discretion, require some or all Participants to accept a cash payment in consideration for the termination of the Participant's Stock Options. The termination shall occur immediately prior to the consummation of the Corporate Transaction and the cash payment shall be equal to the difference between the price per share of Common Stock in the Corporate Transaction as determined by the Board and the exercise price of a Participant's Stock Options. All Stock Options, to the extent not previously exercised, shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable unless expressly assumed by the successor corporation or parent thereof. Provided, however, that if the Corporate Transaction is to be accounted for as a "pooling-of-interest," then unexercised stock options shall be exchanged for similar options of the acquiror or surviving entity or voting common stock of the acquiror or surviving entity based on the value of the options, as and to the extent required by APB No. 16, accounting pronouncements of the Securities and Exchange Commission, and other authoritative principles and pronouncements concerning pooling-of-interest accounting. Notwithstanding the foregoing, the vesting of a Participant's Stock Options shall not be accelerated (if and to the extent requested in writing by the Participant) upon a Corporate Transaction if the participant is a "disqualified individual" as that term is defined in Section 280G of the Internal Revenue Code.

     11.2. The vesting schedules of all Stock Options shall be automatically accelerated so that the Stock Options shall become exercisable as to all shares subject to the Stock Options if the Participant's employment is terminated without cause by the Company within one (1) year following a Change in Control. "Without cause" means that "cause" did not exist as defined in Section 7.4.

     11.3. The employment, consulting or directorship agreement, or the Option Agreement of a Participant may contain terms which vary from Sections
11.1 and 11.2 upon approval of the Board and the Committee.

XII. AMENDMENT

     The Board of Directors may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 6.2), (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits accruing to Participants under the Plan.

XIII. REGISTRATION OF OPTIONED SHARES

      The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act and applicable state securities laws or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Securities Act and from the registration or qualification requirements of applicable state securities laws. Any certificates for such shares shall bear such legends as deemed appropriate by the Committee.

XIV. WITHHOLDING TAXES

     The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes or funds (including the withholding of shares of Common Stock otherwise issuable which have appropriate Fair Market Value) which the Company or the Participating Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Options. To the extent provided by the terms of an Option Agreement, a Participant may satisfy any federal, state or local withholding obligation relating to the exercise of a Stock Option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares otherwise issuable to the Participant upon such exercise; or (iii) delivering to the Company previously owned and unencumbered shares of Common Stock.

XV.  BROKERAGE ARRANGEMENTS

     The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon the exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and the sale of shares acquired upon exercise.

XVI. NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board of Directors may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Participating
Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term or long-term incentive plans.

XVII. SPECIAL CALIFORNIA PROVISIONS

      17.1. SPECIAL PROVISIONS. In order for the grant or exercise of a Stock Option to be exempt from the securities laws of the State of
California: (i) the total number of shares issuable upon exercise of all outstanding Stock Options plus the total number of shares issuable under any stock option, stock bonus or similar plan of the Company may not exceed thirty percent (30%) of the then outstanding shares of capital stock of the Company, measured on an as converted to common basis; (ii) the Option Price of all Stock Options shall be at least 110% of Fair Market Value of a share of Common Stock if the Participant owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company; (iii) no Stock Option shall be exercisable more than 120 months from date of grant; (iv) each Participant located in California shall receive the annual financial statements of the Company; and (v) each Participant shall be delivered a copy of this Plan, as amended, with each Option Agreement.

XVIII. EFFECTIVE DATE

       This Plan was adopted by the Board on July 1, 1997 and became effective on that date subject to the approval of the Company's stockholders within twelve
(12) months thereafter. However, if such approval is not obtained all provisions of this Plan, and all grants hereunder, shall nevertheless be effective except that all ISOs shall be NSOs. No Stock Options shall be granted subsequent to ten years after the effective date of the Plan. Stock Options outstanding subsequent to ten years after the effective date of the Plan shall continue to be governed by the provisions of the Plan.

                    NON-STATUTORY STOCK OPTION AGREEMENT


     This NON-STATUTORY STOCK OPTION AGREEMENT is made ________, between ELECTROSCOPE, INC. (hereinafter referred to as the "COMPANY"), and _______________ (hereinafter referred to as "OPTIONEE").

     WHEREAS, Optionee is an important and valuable contributor to the Company and the Company deems it to be in its interest and in the interest of its shareholders to secure the services of Optionee for the Company or such of its subsidiary companies as may be designated by the Company; and

     WHEREAS, the Company, as an incentive to Optionee to continue to serve the Company or its subsidiaries and to increase Optionee's proprietary interest in the Company, desires to enter into this Agreement containing the terms and conditions hereinafter set forth and to grant Optionee an option to purchase shares of the Common Stock of the Company.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the parties agree as follows:

     1. GRANT OF OPTION. In consideration of the foregoing, the Company hereby grants to Optionee the right and option (hereinafter referred to as "THE OPTION") to purchase __________ shares of the Company's Common Stock ("SHARES") pursuant to the following schedule: subject to Section 7.4 of the Plan, __________________________ . The option shall terminate on the tenth anniversary of the date hereof and, accordingly, may not be exercised after that date. The purchase price to be paid for such Shares upon exercise of the option shall be $______ per share, being not less than the percentage of fair market value of the Shares on the date of this Agreement required under the Plan. This option is granted pursuant to, and is subject to the terms and conditions of the Company's 1997 Stock Option Plan (the "PLAN"), a copy of which has been furnished to Optionee and receipt of which Optionee hereby acknowledges.

     2. METHOD OF EXERCISING OPTION. The option may be exercised, in whole at any time or in part from time to time, by giving to the Company notice in writing to that effect. Within thirty (30) days after the receipt by it of notice of exercise of the option and upon due satisfaction of all conditions pertaining to the option as set forth in this Agreement, the Company shall cause certificates for the number of Shares with respect to which the option is exercised to be issued in the name of Optionee, or his executors, administrators, or other legal representatives, heirs, legatees, next of kin, or distributees, and to be delivered to Optionee or his executors, administrators, or other legal representatives, heirs, legatees, next of kin, or distributees. Payment of the purchase price for the shares with respect to which the option is exercised shall be made to the Company upon the delivery of such stock, together with revenue stamps or checks in an amount sufficient to pay any stock transfer taxes required on such delivery. The Company shall give the person or persons entitled to the same at least five
(5) days' notice of the time and place for delivery and for the payment of such purchase price.

     3. CONDITIONS OF OPTION. The option is subject to the following additional conditions:

         (a) The option herein granted to Optionee shall not be transferable by Optionee other than by will or the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

         (b) The option may be exercised by Optionee pursuant to the terms of the Plan, but only to the extent that Optionee had the right to exercise such option at the date of termination of the Optionee's service to the Company.

     4. REPRESENTATION AS TO INVESTMENT. Unless the Option and the shares are registered pursuant to a then effective registration statement pursuant to the Securities Act of 1933 and applicable state law, the exercise of such option and the delivery of the Shares subject to it will be contingent upon the Company being furnished by Optionee, his legal representatives, or other persons entitled to exercise such option, with a statement in writing, in substantially the form attached as Exhibit 2 hereto, that at the time of such exercise it is his or their intention to acquire the Shares being purchased solely for investment purposes and not with a view to distribution.

     5. NOTICES. Any notice to be given by Optionee as required by this Agreement shall be sent to the Company at its principal executive offices and any notice from the Company to Optionee shall be sent to Optionee at his address as it appears on the Company's books and records. Either party may change the address to which notices are to be sent by informing the other party in writing of the new address.

     6. RESTRICTION AGAINST ASSIGNMENT. Except as otherwise expressly provided above, Optionee agrees on behalf of himself and of his executors and administrators, heirs, legatees, distributees, and any other person or persons claiming any benefits under him by virtue of this Agreement, that this Agreement and the rights, interests, and benefits under it shall not be assigned, transferred, pledged, or hypothecated in any way by Optionee or any executor, administrator, heir, legatee, distributee, or other person claiming under Optionee by virtue of this Agreement. Such rights, interest, or benefits shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation, or other disposition of this Agreement or of such rights, interests, and benefits contrary to the preceding provisions, or the levy of any attachment or similar process thereupon, shall be null and void and without effect.

     7. FURTHER AGREEMENTS. The undersigned agrees, in connection with the issuance of the Shares, and thereafter from time to time as requested by the Company, to execute any stockholders agreement as provided in the Plan. The undersigned will, if requested, by the Company in connection with a public offering of the Company's securities, adhere to lock-up arrangements between the Company and an underwriter involved in such public offering.

     At such times as the Company intends (if ever) to be taxed as an "S Corporation" for Federal income tax purposes, the undersigned will take all actions concerning his ownership and transfer of the shares to not cause a loss of such status.

     IN WITNESS WHEREOF, the Company and the Optionee have executed this Non-Statutory Stock Option Agreement as of the day and year first above written.

ATTEST:                                     ELECTROSCOPE, INC.


By:                                         By:
   --------------------------------            -------------------------------
   Secretary                                   President

                                               -------------------------------
                                               Optionee

EXHIBIT 1

                             NOTICE OF EXERCISE

TO:  Electroscope, Inc.

1. The undersigned hereby elects to purchase ___________________ shares of Common Stock of Electroscope, Inc. pursuant to the terms of the attached Non-statutory Stock Option Agreement, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


     -----------------------------       -----------------------------
     (Name) Optionee                     (Address)




DATE:
     -----------------------------

EXHIBIT 2

              INVESTMENT REPRESENTATION STATEMENT

TO:  Electroscope, Inc.

With respect to the ____________________ shares of Common Stock ("SHARES") of Electroscope, Inc. ("COMPANY") which the undersigned ("OPTIONEE") has purchased from the Company today, the Optionee hereby represents and warrants as follows:

1. The Optionee acknowledges that he has received no formal prospectus or offering memorandum describing the business and operations of the Company. He has, however, by virtue of his relationship with the Company, been given access to all information that he believes is material to his decision to purchase the Shares. The Optionee has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning its business operations. Any questions raised by the Optionee have been answered to his satisfaction.

2. The Shares are being acquired by the Optionee for his account, for investment purposes only, and not with a view to the distribution or resale thereof.

3. No representations or promises have been made concerning the marketability or value of the Shares. The Optionee understands that there is currently no market for the transfer of the Shares. The Optionee further acknowledges that, because the Shares have not been registered under the Securities Act of 1933, and cannot be resold unless they are subsequently registered under said Act or an exemption from registration is available, the Optionee must continue to bear the economic risk of his investment in the Shares for an indefinite period of time. Specifically, the Optionee agrees that the Shares may not be transferred until the Company has received an opinion of counsel reasonably satisfactory to it that the proposed transfer will not violate federal or state securities laws unless the Company receives this requirement. The Company has not agreed or represented to the Optionee that the Shares will be purchased or redeemed from the Optionee at any time in the future. Further, there have been no representations, promises, or agreements that the Shares will be registered under the Securities Act of 1933 at any time in the future or otherwise qualified for sale under the applicable securities laws. The Optionee further understands that a notation will be made on the appropriate records of the Company and on the Stock Certificate representing the Shares so that the transfer of Shares will not be effected on those records without compliance with the restrictions referred to above.


DATE:
     -----------------------------                 -----------------------------
                                                   Optionee

INCENTIVE STOCK OPTION AGREEMENT


     This INCENTIVE STOCK OPTION AGREEMENT is made ________, between Electroscope, Inc. (hereinafter referred to as the "COMPANY"), and _______________ (hereinafter referred to as "OPTIONEE").

     WHEREAS, Optionee is an important and valuable employee of the Company and the Company deems it to be in its interest and in the interest of its shareholders to secure the services of Optionee for the Company or such of its subsidiary companies as may be designated by the Company; and

     WHEREAS, the Company, as an incentive to Optionee to continue to remain in the employment of the Company or its subsidiaries and to increase Optionee's proprietary interest in the Company, desires to enter into this Agreement containing the terms and conditions hereinafter set forth and to grant Optionee an option to purchase shares of the Common Stock of the Company.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the parties agree as follows:

     1. GRANT OF OPTION. In consideration of the foregoing, the Company hereby grants to Optionee the right and option (hereinafter referred to as "THE OPTION") to purchase __________ shares of the Company's Common Stock ("SHARES") pursuant to the following schedule: subject to Section 7.4 of the Plan, ___________________________ . The option shall terminate on the tenth anniversary of the date hereof and, accordingly, may not be exercised after that date. The purchase price to be paid for such Shares upon exercise of the option shall be $______, being at least the fair market value of the Shares on the date of this Agreement. This option is granted pursuant to, and is subject to the terms and conditions of the Company's 1997 Stock Option Plan (the "PLAN"), a copy of which has been furnished to Optionee and receipt of which Optionee hereby acknowledges.

     2. METHOD OF EXERCISING OPTION. The option may be exercised, in whole at any time or in part from time to time, by giving to the Company notice in writing to that effect. Within thirty (30) days after the receipt by it of notice of exercise of the option and upon due satisfaction of all conditions pertaining to the option as set forth in this Agreement, the Company shall cause certificates for the number of Shares with respect to which the option is exercised to be issued in the name of Optionee, or his executors, administrators, or other legal representatives, heirs, legatees, next of kin, or distributees, and to be delivered to Optionee or his executors, administrators, or other legal representatives, heirs, legatees, next of kin, or distributees. Payment of the purchase price for the shares with respect to which the option is exercised shall be made to the Company upon the delivery of such stock, together with revenue stamps or checks in an amount sufficient to pay any stock transfer taxes required on such delivery. The Company shall give the person or persons entitled to the same at least five
(5) days' notice of the time and place for delivery and for the payment of such purchase price.

     3. CONDITIONS OF OPTION. The option is subject to the following additional conditions:

         (a) The option herein granted to Optionee shall not be transferable by Optionee other than by will or the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

         (b) The option may be exercised by Optionee pursuant to the terms of the Plan, but only to the extent that Optionee had the right to exercise such option at the date of termination of the Optionee's employment with the Company.

     4. REPRESENTATION AS TO INVESTMENT. Unless the Option and the shares are registered pursuant to a then effective registration statement pursuant to the Securities Act of 1933 and applicable state law, the exercise of such option and the delivery of the Shares subject to it will be contingent upon the Company being furnished by Optionee, his legal representatives, or other persons entitled to exercise such option, with a statement in writing, in substantially the form attached as Exhibit 2 hereto, that at the time of such exercise it is his or their intention to acquire the Shares being purchased solely for investment purposes and not with a view to distribution.

     5. QUALIFICATION OF OPTION. The option is intended to qualify as an incentive stock option within the meaning of the Internal Revenue Code of 1986, as amended, and shall be so construed, provided, however, that nothing herein shall be deemed to be or interpreted as a representation, guarantee, or other undertaking on the part of the Company that such option is or will be determined to be an incentive stock option within that or any other section of the Internal Revenue Code.

     6. NOTICES. Any notice to be given by Optionee as required by this Agreement shall be sent to the Company at its principal executive offices and any notice from the Company to Optionee shall be sent to Optionee at his address as it appears on the Company's books and records. Either party may change the address to which notices are to be sent by informing the other party in writing of the new address.

     7. RESTRICTION AGAINST ASSIGNMENT. Except as otherwise expressly provided above, Optionee agrees on behalf of himself and of his executors and administrators, heirs, legatees, distributees, and any other person or persons claiming any benefits under him by virtue of this Agreement, that this Agreement and the rights, interests, and benefits under it shall not be assigned, transferred, pledged, or hypothecated in any way by Optionee or any executor, administrator, heir, legatee, distributee, or other person claiming under Optionee by virtue of this Agreement. Such rights, interest, or benefits shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation, or other disposition of this Agreement or of such rights, interests, and benefits contrary to the preceding provisions, or the levy of any attachment or similar process thereupon, shall be null and void and without effect.

     8. FURTHER AGREEMENTS. The undersigned agrees, in connection with the issuance of the Shares, and thereafter from time to time as requested by the Company, to execute any stockholders agreement as provided in the Plan. The undersigned will, if requested, by the Company in connection with a public offering of the Company's securities, adhere to lock-up arrangements between the Company and an underwriter involved in such public offering.

     At such times as the Company intends (if ever) to be taxed as an "S Corporation" for Federal income tax purposes, the undersigned will take all actions concerning his ownership and transfer of the shares to not cause a loss of such status.

     IN WITNESS WHEREOF, the Company and the Optionee have executed this Incentive Stock Option Agreement as of the day and year first above written.

ATTEST:                                     Electroscope, Inc.


By:                                         By:
   --------------------------------            -------------------------------
   Secretary                                   President

                                               -------------------------------
                                               Optionee

EXHIBIT 1

                             NOTICE OF EXERCISE

TO:  Electroscope, Inc.

1. The undersigned hereby elects to purchase ___________________ shares of Common Stock of Electroscope, Inc. pursuant to the terms of the attached Non-statutory Stock Option Agreement, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


     -----------------------------       -----------------------------
     (Name) Optionee                     (Address)




DATE:
     -----------------------------

EXHIBIT 2

              INVESTMENT REPRESENTATION STATEMENT

TO:  Electroscope, Inc.

With respect to the ____________________ shares of Common Stock ("SHARES") of Electroscope, Inc. ("COMPANY") which the undersigned ("OPTIONEE") has purchased from the Company today, the Optionee hereby represents and warrants as follows:

1. The Optionee acknowledges that he has received no formal prospectus or offering memorandum describing the business and operations of the Company. He has, however, by virtue of his relationship with the Company, been given access to all information that he believes is material to his decision to purchase the Shares. The Optionee has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning its business operations. Any questions raised by the Optionee have been answered to his satisfaction.

2. The Shares are being acquired by the Optionee for his account, for investment purposes only, and not with a view to the distribution or resale thereof.

3. No representations or promises have been made concerning the marketability or value of the Shares. The Optionee understands that there is currently no market for the transfer of the Shares. The Optionee further acknowledges that, because the Shares have not been registered under the Securities Act of 1933, and cannot be resold unless they are subsequently registered under said Act or an exemption from registration is available, the Optionee must continue to bear the economic risk of his investment in the Shares for an indefinite period of time. Specifically, the Optionee agrees that the Shares may not be transferred until the Company has received an opinion of counsel reasonably satisfactory to it that the proposed transfer will not violate federal or state securities laws unless the Company receives this requirement. The Company has not agreed or represented to the Optionee that the Shares will be purchased or redeemed from the Optionee at any time in the future. Further, there have been no representations, promises, or agreements that the Shares will be registered under the Securities Act of 1933 at any time in the future or otherwise qualified for sale under the applicable securities laws. The Optionee further understands that a notation will be made on the appropriate records of the Company and on the Stock Certificate representing the Shares so that the transfer of Shares will not be effected on those records without compliance with the restrictions referred to above.


DATE:
     -----------------------------                 -----------------------------
                                                   Optionee

                                 ELECTROSCOPE, INC.

                 SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
                  MEETING OF SHAREHOLDERS TO BE HELD AUGUST 15, 1997

    The undersigned hereby constitutes, appoints and authorizes Patrick F. Crane and Karl D. Hawkins and each of them, the true and lawful attorneys and Proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned's shares of the no par value common stock of Electroscope, Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held at Chrisman Bynum & Johnson, 1900 Fifteenth Street, Boulder, CO 80302 at 10:00 a.m. Mountain Time, on August 15, 1997, and at any and all adjournments thereof, for the following purposes:

    1.   To elect eight (8) Directors:

/ /         For all nominees listed below (except as marked to the contrary):

/ /         Withhold authority to vote for the nominees listed below:

                   David C. Auth
                   Patrick F. Crane
                   David W. Newton
                   Roger C. Odell
                   Donald R. Temple
                   Joe W. Tippett
                   Robert D. Tucker
                   C. Randle Voyles

    (INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

    2. To approve the adoption of the 1997 Stock Option Plan which authorizes options to purchase 800,000 shares.

/ /                FOR                AGAINST                ABSTAIN

    3. To ratify the appointment of Arthur Andersen LLP as Independent Pubic Accountants for the Company.

/ /                FOR                AGAINST                ABSTAIN

    4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

/ /                FOR                AGAINST                ABSTAIN

    The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

    DATED:  _____________, 1997.


                                               ------------------------------

                                               ------------------------------

    Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELECTROSCOPE, INC. PLEASE SIGN AND RETURN THIS PROXY TO AMERICAN SECURITIES TRANSFER, INCORPORATED, 938 QUAIL STREET, SUITE 101, LAKEWOOD, CO 80215. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.